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                                                                   EXHIBIT 10.18
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                           REVOLVING LOAN AGREEMENT

                                     DATED

                               DECEMBER 18, 1997

                                     AMONG

                           U.S. LEGAL SUPPORT, INC.
                                  AS BORROWER

                                      AND

                          NATIONSBANK OF TEXAS, N.A.
                AS AGENT, SWING LINE LENDER, AND ISSUING LENDER

                                      AND

                          NATIONSBANK OF TEXAS, N.A.
                   AND THE OTHER ENTITIES DESIGNATED HEREIN
                                  AS LENDERS




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                               TABLE OF CONTENTS

                                   ARTICLE I
                               TERMS DEFINED................................   1
     Section 1.1  Definitions...............................................   1
     Section 1.2  Singular and Plural of Definitions........................  25
     Section 1.3  Money.....................................................  25
     Section 1.4  Captions; References......................................  25
     Section 1.5  Accounting Terms and Determinations.......................  25
     Section 1.6  Knowledge.................................................  25

ARTICLE II
                    TERMS OF CREDIT FACILITY COMMITMENT.....................  26
     Section 2.1  Revolving Credit Facility Commitment......................  26
     Section 2.2  Swing Line Facility.......................................  26
     Section 2.3  Method of Borrowing.......................................  28
     Section 2.4  Method of Issuing Letters of Credit; Participations
                  Therein; Payments Thereunder..............................  29
     Section 2.5  Fees......................................................  30
     Section 2.6  Additional Acquired Businesses............................  30
     Section 2.7  Margin and Fee Rate Adjustments...........................  32

ARTICLE III
                         TERMS OF CREDIT FACILITIES.........................  32
     Section 3.1  Revolving Notes...........................................  32
     Section 3.2  Maturity..................................................  32
     Section 3.3  Interest Rate.............................................  32
     Section 3.4  Interest Payments.........................................  33
     Section 3.5  Eurodollar Rate Advances..................................  34
     Section 3.6  Optional and Mandatory Prepayments of Revolving Loan
                  Advances; Optional Reductions of Commitments..............  34
     Section 3.7  Schedules on Revolving Notes..............................  35
     Section 3.8  General Provisions as to Payments.........................  35
     Section 3.9  Application of Payments...................................  36
     Section 3.10 Deposit of Cash Collateral................................  36

ARTICLE IV
                          CHANGE IN CIRCUMSTANCES...........................  37
     Section 4.1  Increased Cost and Reduced Return.........................  37
     Section 4.2  Limitation on Eurodollar Rate Advances....................  38
     Section 4.3  Illegality................................................  39
     Section 4.4  Treatment of Affected Loans...............................  39
     Section 4.5  Compensation..............................................  39

                                   ARTICLE V
                           CONDITIONS TO FUNDING............................  42
     Section 5.1  Conditions to Initial Advances or Letter of Credit........  42
     Section 5.2  Conditions to All Advances................................  44
     Section 5.3  Conditions to Letters of Credit...........................  45

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                                  ARTICLE VI
                       REPRESENTATIONS AND WARRANTIES.......................  45
     Section 6.1  Existence and Power of Borrower...........................  46
     Section 6.2  Subsidiaries..............................................  46
     Section 6.3  Authorization; Contravention..............................  46
     Section 6.4  Enforceable Obligations...................................  46
     Section 6.5  Financial Information.....................................  47
     Section 6.6  Litigation................................................  47
     Section 6.7  ERISA.....................................................  47
     Section 6.8  Taxes and Filing of Tax Returns...........................  47
     Section 6.9  Ownership of Assets.......................................  48
     Section 6.10 Business; Compliance......................................  48
     Section 6.11 Licenses, Permits.........................................  48
     Section 6.12 Compliance with Law.......................................  48
     Section 6.13 Full Disclosure...........................................  48
     Section 6.14 Environmental Matters.....................................  49
     Section 6.15 Purpose of Credit.........................................  49
     Section 6.16 Governmental Regulations..................................  49
     Section 6.17 Indebtedness..............................................  49
     Section 6.18 Insurance.................................................  49
     Section 6.19 Solvency..................................................  50
     Section 6.20 Location of Collateral....................................  50

                                  ARTICLE VII
                           AFFIRMATIVE COVENANTS............................  50
     Section 7.1  Information From Borrower.................................  50
     Section 7.2  Maintenance of Existence, etc.............................  51
     Section 7.3  Business..................................................  52
     Section 7.4  Right of Inspection.......................................  52
     Section 7.5  Maintenance of Insurance..................................  53
     Section 7.6  Payment of Taxes, Impositions and Claims..................  53
     Section 7.7  Compliance with Laws and Documents........................  53
     Section 7.8  Expenses; Environmental Law Compliance; and Indemnity.....  53
     Section 7.9  Use of Proceeds...........................................  55
     Section 7.10    Additional Documents...................................  55
     Section 7.11    Compliance with Due Diligence Standards; Offices
                     and Files..............................................  55

                                 ARTICLE VIII
                             NEGATIVE COVENANTS.............................  56
     Section 8.1  Financial Covenants.......................................  56
     Section 8.2  Limitation on Capital Expenditures........................  57
     Section 8.3  Limitation on Debt........................................  57
     Section 8.4  Limitation on Sale of Assets..............................  57
     Section 8.5  Limitation on Liens.......................................  57
     Section 8.6  Consolidations, Mergers, Sales of Assets..................  58
     Section 8.7  Investments...............................................  58
     Section 8.8  Distributions.............................................  58
     Section 8.9  Transactions with Affiliates and Associates...............  58
     Section 8.10 Employee Plans............................................  59
     Section 8.11 Fiscal Year and Accounting Methods........................  59

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     Section 8.12 Governmental Regulations..................................  59

                                  ARTICLE IX
                           DEFAULTS AND REMEDIES............................  59
     Section 9.1   Events of Default........................................  59
     Section 9.2   Remedies.................................................  61
     Section 9.3   Rights of Set-Off........................................  62
     Section 9.4   Remedies Cumulative, Concurrent and Non-Exclusive........  62
     Section 9.5   No Conditions Precedent to Exercise Remedies.............  62
     Section 9.6   Waivers..................................................  62
     Section 9.7   Discontinuance of Proceedings............................  63

                                   ARTICLE X
                                 THE AGENT..................................  63
     Section 10.1  Appointment, Powers, and Immunities......................  63
     Section 10.2  Reliance by Agent........................................  64
     Section 10.3  Defaults.................................................  64
     Section 10.4  Rights as Lender.........................................  64
     Section 10.5  INDEMNIFICATION..........................................  65
     Section 10.6  Non-Reliance on Agent and Other Lenders..................  65
     Section 10.7  Resignation of Agent.....................................  65
     Section 10.8  Confidentiality..........................................  66
     Section 10.9  Set-off Adjustments......................................  66
     Section 10.10 Non-advancing Lenders....................................  67
     Section 10.11 Benefit of Lenders.......................................  67
     Section 10.12 Amendments...............................................  68

                                  ARTICLE XI
                                MISCELLANEOUS...............................  68
     Section 11.1  Continuing Agreement.....................................  68
     Section 11.2  Notices..................................................  68
     Section 11.3  No Waivers...............................................  69
     Section 11.4  Amendments and Waivers: Consent to Deviation.............  69
     Section 11.5  Survival.................................................  69
     Section 11.6  Prior Understandings; No Defenses; Release; No Oral
                   Agreements...............................................  69
     Section 11.7  Limitation on Interest...................................  69
     Section 11.8  Invalid Provisions.......................................  70
     Section 11.9  Assignments and Participations...........................  71
     Section 11.11 Senior Debt; Borrower Subordination......................  72
     Section 11.11 Revolving Loan...........................................  72
     Section 11.12 Construction.............................................  73
     Section 11.13 APPLICABLE LAW...........................................  73
     Section 11.14 Submission To Jurisdiction; Service of Process...........  73
     Section 11.15 JURY TRIAL WAIVER........................................  73
     Section 11.16 Counterparts.............................................  73
     Section 11.17 Inconsistent Provisions..................................  74

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                            SCHEDULES AND EXHIBITS

     SCHEDULE I   NOTICE LIST; LOAN COMMITMENT AMOUNTS
     SCHEDULE II  EURODOLLAR MARGIN; BASE RATE MARGIN; COMMITMENT FEE PERCENTAGE
     SCHEDULE III LOCATION OF COLLATERAL
     SCHEDULE IV  LIST OF FOUNDING SHAREHOLDERS
     SCHEDULE V   LIST OF PERMITTED LIENS
     SCHEDULE VI  LIST OF PERMITTED INVESTMENTS
     SCHEDULE VII DEBT
     EXHIBIT A    FORM OF REVOLVING NOTE
     EXHIBIT B    REQUEST FOR ADVANCE
     EXHIBIT C    ASSIGNMENT AND ACCEPTANCE
     EXHIBIT D    RATE DESIGNATION NOTICE
     EXHIBIT E    FORM OF SUBSIDIARY GUARANTY
     EXHIBIT F    FORM OF SECURITY AGREEMENT (STOCK PLEDGE)
     EXHIBIT G    FORM OF SECURITY AGREEMENT
     EXHIBIT H    SOLVENCY CERTIFICATE
     EXHIBIT I    SWING LINE NOTE
     EXHIBIT J    ACQUISITION LETTER
     EXHIBIT K    COMPLIANCE CERTIFICATE
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                           REVOLVING LOAN AGREEMENT


     THIS REVOLVING LOAN AGREEMENT is entered into as of December 18, 1997, by and among U.S. LEGAL SUPPORT, INC., a Texas corporation, and NATIONSBANK OF TEXAS, N.A., as Issuing Lender, Swing Line Lender, and as Agent, and the lending institutions designated as "LENDERS" on Schedule I (as such schedule may be modified and supplemented from time to time).


                             PRELIMINARY STATEMENT

     Borrower has requested that Lenders make available a revolving credit facility in an aggregate amount not to exceed Forty Million and No/100 Dollars ($40,000,000.00). Upon and subject to the terms of this Agreement, Lenders are willing to make such revolving credit facility available to Borrower. Accordingly, in consideration of the mutual covenants contained herein, Borrower, Agent, Swing Line Lender, Lenders, and Issuing Lender agree as follows:


                                   ARTICLE I
                                 TERMS DEFINED

     Section 1.1 Definitions. The following terms, as used herein, have the following meanings:

     "ACQUIRED BUSINESS" means any business (a) acquired on or prior to the Funding Date by Borrower, directly or indirectly through one or more of its Subsidiaries, whether through the acquisition of assets or Capital Stock, and
(b) acquired on or after the Funding Date by Borrower, directly or indirectly through one or more of its Subsidiaries, whether through the acquisition of assets or Capital Stock that satisfies the Acquisition Criteria.

     "ACQUIRING PERSON" means any Person who or which, together with all Affiliates and Associates of such Person, is or are the Beneficial Owner of 30% or more of the shares of Common Stock then outstanding, but does not include any Exempt Person.

     "ACQUISITION CONSIDERATION" means, with respect to any Acquired Business, the aggregate consideration payable by Borrower and any of its Subsidiaries, to the sellers of that Acquired Business as the purchase price for that Acquired Business. For purposes of this Agreement, the amount of Acquisition Consideration applicable to any Acquired Business shall be determined as of the Acquisition Date of that Acquired Business, in accordance with GAAP, as the total amount paid (including amounts paid